Financial Instruments - Changes in Fair Value for Partnership's Contingent Consideration Liability Measured Recurring Basis Using Significant Unobservable Inputs (Level 3) (Detail) - Contingent Consideration [Member] - Logitel Offshore Holding [Member] - USD ($)
$ in Thousands
	3 Months Ended		6 Months Ended
	Jun. 30, 2016	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Balance at beginning of period	$ (15,221)	$ (21,562)	$ (14,830)	$ (21,448)
Acquisition of Logitel	0	2,569	0	2,569
Settlement of liability	0	3,540	0	3,540
Gain included in Other (expense) income - net	15,221	161	14,830	47
Balance at end of period	$ 0	$ (15,292)	$ 0	$ (15,292)